UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

Entertainment Properties Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13561 (Commission File Number)	43-1790877 (I.R.S. Employer Identification No.)

30 West Pershing Road, Suite 201

Kansas City, Missouri 64108

(Address of principal executive office)(Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 14, 2010 the Company issued a press release announcing theatre acquisitions, lease renewals and a winery transaction. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, the text of which is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description

99.1	Press Release dated June 14, 2010 issued by Entertainment Properties Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

	By:	/s/ Mark A. Peterson
		Name:	Mark A. Peterson
		Title:	Vice President, Treasurer and Chief Financial Officer
Date: June 14, 2010

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated June 14, 2010 issued by Entertainment Properties Trust